UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

Chrome Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Market Street, Room 415

San Francisco, California 94102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on March 23, 2025, Chrome Holding Co. (formerly known as 23andMe Holding Co.), a Delaware corporation (the “Company”), and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Missouri (the “Court”).

Prior Monthly Operating Reports

On April 30, 2025, May 30, 2025, June 30, 2025, July 31, 2025, and September 2, 2025, the Company filed with the Court its monthly operating report for the periods ended March 31, 2025, April 30, 2025, May 31, 2025, June 30, 2025, and July 31, 2025, respectively (collectively, the “Monthly Operating Reports”). The Monthly Operating Reports are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5. This Current Report on Form 8-K (including the exhibits attached hereto, the “Form 8-K”) will not be deemed an admission as to the materiality of any herein. The Monthly Operating Reports and other documents filed with the Court are available for review and free of charge online at https://restructuring.ra.kroll.com/23andMe.

Future Monthly Operating Reports

The Debtors are required, and will continue, to file monthly operating reports with the Court at or around the end of each month during which the Chapter 11 Cases remain pending. Future monthly operating reports will be similarly available for review and free of charge online at https://restructuring.ra.kroll.com/23andMe. Such reports may be filed with the Court without the filing of an accompanying Current Report on Form 8-K. In addition, investors are directed to visit https://restructuring.ra.kroll.com/23andMe for other materials that are provided with respect to the Debtors from time to time in connection with the Chapter 11 Cases.

The information in this report furnished pursuant to Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It shall not be deemed to be incorporated by reference into any of the Company’s filings under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Kroll at https://restructuring.ra.kroll.com/23andMe, by calling (888) 367-7556, or by sending an email to 23andMeInfo@ra.kroll.com. The website addresses set forth herein are included as inactive textual references only. The documents and other information available via website or elsewhere are not part of this Form 8-K and will not be deemed incorporated herein.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Common Stock in the Chapter 11 Cases. The Company cannot assure investors of the liquidity of an active trading market, the ability to sell shares of the Common Stock when desired, or the prices that an investor may obtain for the shares of the Common Stock.

Cautionary Note Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the reporting requirements of the Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), are in a format prescribed by applicable bankruptcy rules and guidelines, and are subject to future adjustment and reconciliation. Furthermore, the monthly financial information contained in the Monthly Operating Reports has not been subjected to the same level of accounting review and testing that the Debtors apply when preparing their quarterly and annual consolidated financial information in accordance with GAAP.

Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. Results and projections set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included or incorporated in this document are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on the Company’s current expectations and projections about future events and various assumptions. The Company cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of the Company), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s Chapter 11 Cases; trading price and volatility of the Common Stock; and the continuation of trading of the Common Stock on the OTC Pink Market, including whether broker-dealers will continue to provide public quotes of the Common Stock on the OTC Pink Market and whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the SEC, and as revised and updated by the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this document and, except as may be required by law, the Company undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Monthly Operating Report of Chrome Holding Co. for the period ended March 31, 2025 filed with the United States Bankruptcy Court for the Eastern District of Missouri

99.2	Monthly Operating Report of Chrome Holding Co. for the period ended April 30, 2025 filed with the United States Bankruptcy Court for the Eastern District of Missouri

99.3	Monthly Operating Report of Chrome Holding Co. for the period ended May 31, 2025 filed with the United States Bankruptcy Court for the Eastern District of Missouri

99.4	Monthly Operating Report of Chrome Holding Co. for the period ended June 30, 2025 filed with the United States Bankruptcy Court for the Eastern District of Missouri

99.5	Monthly Operating Report of Chrome Holding Co. for the period ended July 31, 2025 filed with the United States Bankruptcy Court for the Eastern District of Missouri

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROME HOLDING CO.

Date: September 22, 2025	By:	/s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Chief Executive Officer and Chief Financial and Accounting Officer